UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 6, 2016

(Date of earliest event reported)

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18188	93-0589534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 3rd Street, Suite 2241

Cambridge, Massachusetts 02142

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (617) 830-3031

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On May 9, 2016, VBI Vaccines Inc. issued two press releases. Copies of the press releases are furnished herewith as Exhibit 99.1 and 99.2 and incorporated by reference in this Item 7.01.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release 1 dated May 9, 2016*
99.2	Press Release 2 dated May 9, 2016*

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2016

VBI VACCINES INC.

By:	/s/ Jeff Baxter
Jeff Baxter
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release 1 dated May 9, 2016*
99.2	Press Release 2 dated May 9, 2016*

*Furnished herewith.